UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

DEBT RESOLVE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33110	33-0889197
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

150 White Plains Road, Suite 108 Tarrytown, New York	10591-5521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 949-5500
________________________________________________
(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

DEBT RESOLVE, INC.

November 23, 2010

Item 2.02.   Results of Operations and Financial Condition.

On November 23, 2010, Debt Resolve, Inc. issued a press release announcing its financial results for the three and nine months ended September 30, 2010.  A copy of the press release issued on November 23, 2010 is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits.

99.1	Press Release of Debt Resolve, Inc. issued on November 23, 2010.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 23, 2010	DEBT RESOLVE, INC.

	By:	/s/ David M. Rainey
David M. Rainey
President and Chief Financial Officer

3